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Exhibit 99

HALO Industries, Inc.
January 2003

Case #02 B 12059

Exhibit A—Cash Flow Statement

HALO INDUSTRIES—DIP	Actual January	Budget January	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	2,854	3,335	(481)
CASH REQUIREMENTS
PRODUCT	951	1,410	459
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS / A/P	—	—	—
SELLING EXPENSE
COMMISSIONS	343	574	232
WAGES	15	15	0
SEVERANCE	—	—	—
PAYROLL TAX	25	45	20
SALES ASST.	—	—	—
SAMPLE EXPENSE	5	8	3
MARKETING EXP	0	—	(0)
CATALOGS	1	5	4
ADVERTISING	—	5	5
AUTOMOBILE	—	—	—
TRAVEL	3	—	(3)
MEALS & ENT.	1	—	(1)
PROMOTION & BUS. EXP.	—	0	0
EXHIBITS & SHOWS	—	9	9
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	31	30	(1)
RECRUITING EXPENSE	0	—	(0)
MONTHLY ALLOWANCE	—	7	7
TOTAL SELLING	424	699	275
G&A EXPENSES
WAGES	388	405	17
WAGES—SEVERANCE	92	109	17
BONUS	101	100	(1)
TEMP HELP	2	1	(1)
SALARY—OTHER	—	—	—
PAYROLL TAXES	53	47	(6)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	62	1	(61)
GROUP INSURANCE	1	(12)	(13)
SELF INSURANCE CLAIMS	229	120	(109)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	5	5	0
M&E	1	3	2
AUTO EXP	—	—	—
RENT EXPENSE	55	73	17
RENT ADD ON EXP	2	2	0
UTILITIES	5	1	(4)
R&M & CAP EX	2	1	(1)
ALARM SERVICE	—	—	—
MOVING EXP	7	10	3
EQUIP RENTAL	2	—	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	11	30	19
TELEPHONE REPAIRS	—	1	1
FREIGHT HOUSE	79	4	(75)
POSTAGE	5	3	(2)

COLLECTION EXP	9	1	(8)
BANK/CREDIT CARD FEES	19	6	(14)
OFFICE EXP	0	3	3
PRINTING/STATIONARY	0	4	4
DUES & SUBS	20	0	(20)
DATA LINES	4	6	2
COMPUTER SUPPLIES	0	0	0
COMPUTER SUPPORT	2	13	10
OFFICE SUPPLIES	0	4	4
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	1	5	4
PROFESSIONAL FEES	596	564	(32)
GEN LIAB & PROPERTY	110	—	(110)
PUBLIC COMPANY EXPENSES	10	—	(10)
BUS LICENSES & FEES	23	10	(13)
USE TAX/SALES TAX	46	60	14
CONTRIBUTIONS	—	0	0
INTEREST	—	—	—
MISCELLANEOUS	0	4	4
MANAGEMENT FEE/(RECEIPT)	—	(110)	(110)

TOTAL G&A	1,942	1,473	(469)

TOTAL CASH DISBURSEMENTS	3,317	3,582	265

NET CASH FLOW	(463)	(247)	(216)

LEE WAYNE	Actual January	Budget January	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	5,014	4,246	768
CASH REQUIREMENTS
PRODUCT	2,608	2,213	(395)
SUPPLIER DEPOSITS	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	1,119	1,300	180
WAGES	22	45	23
SEVERANCE	—	—	—
PAYROLL TAX	18	8	(10)
SALES ASST.	—	—	—
SAMPLE EXPENSE	24	23	(1)
MARKETING EXP	2	4	2
CATALOGS	0	8	8
ADVERTISING	—	5	5
AUTOMOBILE	—	0	0
TRAVEL	2	5	3
MEALS & ENT.	1	2	1
PROMOTION & BUS. EXP.	—	—	—
EXHIBITS & SHOWS	—	48	48
NATIONAL MEETING EXP.	—	28	28
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	92	30	(62)
RECRUITING EXPENSE	10	1	(9)
MONTHLY ALLOWANCE	—	—	—
TOTAL SELLING	1,290	1,506	216
G&A EXPENSES
WAGES	313	276	(37)
WAGES—SEVERANCE	—	—	—
BONUS	93	—	(93)
TEMP HELP	0	3	3
SALARY—OTHER	—	—	—
PAYROLL TAXES	34	21	(13)
EMPLOYEE BONUS	15	—	(15)
EDUCATION/TRAINING	—	1	1
401K EXP	—	4	4
GROUP INSURANCE	0	19	19
SELF INSURANCE CLAIMS	—	—	—
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	3	2	(1)
M&E	1	0	(0)
AUTO EXP	0	0	0
RENT EXPENSE	56	32	(24)
RENT ADD ON EXP	—	0	0
UTILITIES	6	4	(2)
R&M	6	4	(2)
ALARM SERVICE	—	—	—
MOVING EXP	—	1	1
EQUIP RENTAL	2	—	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	16	21	5
TELEPHONE REPAIRS	—	1	1
FREIGHT HOUSE	15	8	(7)
POSTAGE	8	7	(1)

COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	19	14	(5)
OFFICE EXP	11	5	(7)
PRINTING/STATIONARY	6	6	0
DUES & SUBS	4	0	(4)
DATA LINES	—	—	—
COMPUTER SUPPLIES	—	0	0
COMPUTER SUPPORT	0	4	4
OFFICE SUPPLIES	5	7	2
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	—	2	2
PROFESSIONAL FEES	—	6	6
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	0	0	0
USE TAX/SALES TAX	212	146	(66)
CONTRIBUTIONS	0	0	0
INTEREST	—	5	5
MISCELLANEOUS	102	0	(102)
MANAGEMENT FEE/(RECEIPT)	—	110	110

TOTAL G&A	927	710	(217)

TOTAL CASH DISBURSEMENTS	4,826	4,430	(396)

NET CASH FLOW	189	(183)	372

HALO Industries, Inc.
January 2003

Case #02 B 12059

Exhibit D—Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059
FOR MONTH ENDING JANUARY, 2003

STATEMENT OF INVENTORY

Beginning inventory	$729,174.07
Add: purchases	$93,153.10
Less: goods sold (cost basis)	$85,489.90
Ending inventory	$736,837.27

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$874,195.22
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT

HALO Industries, Inc.
January 2003

Case #02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059
FOR MONTH ENDING JANUARY, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes (X)	No ( )
2.	FICA withholdings	Yes (X)	No ( )
3.	Employee's withholdings	Yes (X)	No ( )
4.	Employer's FICA	Yes (X)	No ( )
5.	Federal Unemployment Taxes	Yes (X)	No ( )
6.	State Income Tax	Yes (X)	No ( )
7.	State Employee withholdings	Yes (X)	No ( )
8.	All other state taxes	Yes ( )	No (X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $92,000 due December 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

OPERATING REPORT

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
December 1, 2002 to December 31, 2002

DATE SUBMITTED:	2/26/2003
DATE REQUIRED:	1/14/2003
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
PAYTO	13824	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$1,092.02
PAYTO	23922	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$8.76
PAYTX	13840	20	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—
PAYTO	25578	20	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
		20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
PAYTO	13828	20	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$4.38
PAYTO	13826	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$1,163.66
PAYTX	12790	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$9.13
PAYTO	13829	20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$—
PAYTX	15880	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$274.00
PAYTO1	23382	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$83.43
PAYTO	13834	20	State Tax Commission PO Box 76 Boise, ID 83707	$63.04

PAYTO	16885	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$477.02
PAYTX	14260	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	386.43
PAYTX	1994	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$169.00
PAYTO1	14259	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$1,322.18
PAYTO	13837	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$2,897.38
PAYTX	13833	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$3,779.81
PAYTAX	3568	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$15,560.10
PAYTO	13835	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$221.92
PAYTX	28769	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$284.22
PAYTO	22156	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$694.10
Qtrly PAYTX1	16090	30	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—

Subtotal of checks required				28,490.58

EFT's			NO CHECKS ARE REQUIRED	EFT's
	24/30	31	California Board of Equalization	$6,490.00
	10614	31	Commissioner of Revenue Services	$201.85
PAYTX
		20	Florida Dept of Revenue	$—
EDI Return & Payment
		20	Georgia Dept of Revenue	$622.07
Prepays	5/7/2002	7	Illinois Dept of Revenue	$—
Prepays	5/15/2002	15	Illinois Dept of Revenue	$—
Prepays	5/22/2002	22	Illinois Dept of Revenue	$—
Prepays	5/31/2002	31	Illinois Dept of Revenue	$—
		20	Illinois Dept of Revenue	$—
		20	Indiana Dept of Revenue	$86.99
		20	PA Dept of Revenue	$570.11
		20	Tennessee Department of Revenue	$1,133.00
		20	Texas Dept of Revenue	$7,536.86
		20	Wisconsin Department of Revenue	$67.78

Subtotal of EFTS				$16,708.66

Total Sales Tax Payments				$45,199.24

			Check Disbursements By Date:
			Check Disbursements Post Marked the 15th	$17,268.71
			Check Disbursements Post Marked the 20th	$10,527.77
			Check Disbursements Post Marked the 25th	$694.10
			Check Disbursements Post Marked the 30th	$—
			Check Disbursements Post Marked the 31st	$—
			Total Checks	$28,490.58

			EFT Disbursements By Date:
			EFT Disbursements Posted By Bank On 7th:	$—
			EFT Disbursements Posted By Bank On 8th:	$—
			EFT Disbursements Posted By Bank On 15th:	$—
			EFT Disbursements Posted By Bank On 20th:	$10,016.81
			EFT Disbursements Posted By Bank On 22nd	$—
			EFT Disbursements Posted By Bank On 24th:	$—
			EFT Disbursements Posted By Bank On 30th:	$—
			EFT Disbursements Posted By Bank On 31st	$6,691.85
			Total EFT Disbursements	$16,708.66

			Total Disbursements	$45,199.24

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
December 1, 2002 to December 31, 2002

DATE SUBMITTED:	2/26/2003
DATE REQUIRED:	1/14/2003
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
	64160	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$2,174.38
	8324	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—
Morgan		20	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$79.87
	3839	20	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$490.76
Quarterly	65228	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$270.06
	66096	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$848.08
CITYH		20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL 35804	$547.02
	61395	20	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$3,226.03
	66073	20	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$338.04
	7753	20	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$32.54
	65556	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$1,761.00
	8463	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$143.51

	64194	31	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$508.29
	65735	20	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$3,363.96
IIAADE	20/30	20	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$706.10
	62370	20	Indiana Dept of Revenue P.O. Box 7218 Indianapolis, IN 46207-7218	$4,109.48
	62645	25	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$2,212.33
	65157	20	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$778.18
	5719	20	Department of Revenue and Taxation PO BOX 3138 Baton Rouge, LA 70821-3138	$4,574.00
	5732	20	City of Baton Rouge Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$3,237.97
	61177	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$1,814.36
	64189	20	State of MD—Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Annapolis, MD 21411-0001	$549.36
	63030	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$12,291.19
	63050	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$3,179.00
	61390 20/30	20	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$3,700.21
	63245	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$14,572.06

	63242	31	Office of State Tax Commissioner State Capitol 600 East Boulevard Ave Bismark, ND 58505-0599	$399.57
	65295	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$4,079.13
	65099	25	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM 87504-5128	$260.29
	65215	31	Nevada Department of Taxation P.O. Box 98560 Las Vegas, NV 89193-8560	$4,492.56
	63239	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$9,764.79
	65176	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$8,638.24
	63330	15	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$531.98
	64193	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$5,438.05
	64196	20	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$8,745.00
Note: New Address	61175	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$2,103.90
	64198	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$1,606.46

Subtotal of checks required				$111,567.75

EFT's—NO CHECKS REQUIRED				EFT's

EFT Payment	64182 24/30	31	Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	$69,006.00
EDI Return & Payment	64187	20	Florida Dept. of Revenue 5050 W. Tennessee Street Tallahassee, FL 32314-6527	$908.20
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Payment	3/20/2002	20	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$(0.00)
EFT Payment	65156	20	PA Dept of Revenue Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406	$13,583.23
EDI Return & Payment	64195	20	State Treasurer John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100	$13,312.41
	64945	20	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$3,337.86

Subtotal of EFT's required				$100,147.70

			Grand total	$211,715.45

Check Disbursements By Date:
Check Disbursements Post Marked the 15th	$36,033.47
Check Disbursements Post Marked the 20th	$66,054.78
Check Disbursements Post Marked the 25th	$4,079.08
Check Disbursements Post Marked the 30th	$—
Check Disbursements Post Marked the 31st	$5,400.42
Total Checks	$111,567.75

EFT Disbursements By Date:
EFT Disbursements Posted By Bank On 20th	$31,141.70
EFT Disbursements Posted By Bank On 24th	$—
EFT Disbursements Posted By Bank On 30th	$—
EFT Disbursements Posted By Bank On 31st	$69,006.00
Total EFT Disbursements	$100,147.70

Total Disbursements	$211,715.45

HALO Industries, Inc.
January 2003

Case #02 B 12059

Exhibit G—Profit and Loss Statement

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
January 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$878,618	$139,793,297
Less: Returns and Allowances	—	(83)
Net Revenue	$878,618	$139,793,214
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	593,950	99,655,699
Gross Profit	284,669	40,137,516
OPERATING EXPENSES
Advertising	—	155,508
Auto and Truck Expenses	—	46,679
Bad Debts	14,095	4,935,367
Contributions
Employee Benefits Programs	5,506	2,605,698
Insider Compensation*	145,854	23,733,531
Insurance	29,433	801,801
Management Fee/Bonuses	14,650	1,720,227
Office Expense	24,718	368,732
Pension & Profit Sharing Plans
Repairs and Maintenance	2,082	566,417
Rent and Lease Expense	47,784	7,369,581
Salaries/Commission/Fees	392,475	16,492,966
Supplies	577	544,062
Taxes—Payroll	49,135	1,220,689
Taxes—Real Estate
Taxes—Other	7,382	712,161
Travel and Entertainment	10,979	950,307
Utilities	1,002	364,809
Other (attach schedule)	225,747	13,303,355
Total Operating Expenses Before Depreciation	971,419	75,891,889
Depreciation/Depletion/Amortization	335,817	4,061,998
Net Profit (Loss) Before Other Income & Expenses	(1,022,568)	(39,816,371)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	291	9,879
Interest Expense	(3,100)	5,165,816
Other Expense (attach schedule)	—	1,682,297
Net Profit (Loss) Before Reorganization Items	(1,025,376)	(32,958,379)
REORGANIZATION ITEMS
Professional Fees	123,142	14,715,976
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from sale of Equipment	—	(232,059)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	123,142	9,852,687
Income Taxes	—	—
Net Profit (Loss)	$(1,148,518)	$(42,811,067)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
January 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	13,318	710,442
Marketing	—	10,472
Catalogs	287	5,376,880
Promotion and business development	—	25,145
Exhibit & show expenses	4,496	217,665
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	2,302	250,551
Recruiting expense	43	952
Telemarketing—phone	202	7,417
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	37,880	2,657,907
Postage and freight	73,615	1,777,533
Bank fees/credit card charges	17,460	999,239
Computer expenses	9,741	548,554
Public company expenses	46,574	837,858
Other	19,830	5,840,596
Allocation Exp	—	(5,988,571)
Total Other	225,747	13,303,355

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
January 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$2,523,416
Less: Returns and Allowances	—	—
Net Revenue	$—	$2,523,416
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	—	1,572,316
Gross Profit	—	951,101
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	—	64,739
Insider Compensation*	—	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,564
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	7,811
Salaries/Commission/Fees	8,654	542,194
Supplies	—	1,025
Taxes—Payroll	1,064	59,782
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	—	10,681
Utilities	—	105
Other (attach schedule)	285	165,774
Total Operating Expenses Before Depreciation	10,003	1,139,717
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(10,003)	(188,616)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(10,003)	49,978
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(10,003)	$49,978

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
January 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	—	6,446
Postage and freight	—	1,319
Bank fees/credit card charges	285	(1,204)
Computer expenses	—	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	—	156,250
Total Other	285	165,774

Lee Wayne Co.
STATEMENT OF OPERATIONS
(Income Statement)
January 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$3,380,821	$76,242,808
Less: Returns and Allowances	—	—
Net Revenue	$3,380,821	$76,242,808
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,140,252	47,168,266
Gross Profit	1,240,570	29,074,542
OPERATING EXPENSES
Advertising	—	2,121
Auto and Truck Expenses	60	4,188
Bad Debts	10,542	222,202
Contributions
Employee Benefits Programs	17,717	642,681
Insider Compensation*	594,611	14,557,184
Insurance	11,322	155,516
Management Fee/Bonuses	—	—
Office Expense	7,640	193,588
Pension & Profit Sharing Plans
Repairs and Maintenance	5,873	162,242
Rent and Lease Expense	55,091	1,032,365
Salaries/Commission/Fees	248,259	4,422,176
Supplies	18,723	218,341
Taxes—Payroll	31,847	356,405
Taxes—Real Estate
Taxes—Other	457	12,731
Travel and Entertainment	5,363	225,313
Utilities	6,716	70,091
Other (attach schedule)	205,743	9,846,044
Total Operating Expenses Before Depreciation	1,219,965	32,123,187
Depreciation/Depletion/Amortization	114,151	2,001,026
Net Profit (Loss) Before Other Income & Expenses	(93,547)	(5,049,671)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	16,879	415,028
Interest Expense	(1,907)	(116,929)
Other Expense (attach schedule)	—	111,046
Net Profit (Loss) Before Reorganization Items	(78,575)	(4,640,525)
REORGANIZATION ITEMS
Professional Fees	1,344	78,255
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,344	78,255
Income Taxes	(31,900)	(1,868,100)
Net Profit (Loss)	$(48,019)	$(2,850,679)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
STATEMENT OF OPERATIONS — continuation sheet
January 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	29,771	637,652
Sample amortization	—	—
Marketing	—	1,249
Catalogs	1,667	183,023
Promotion and business development	—	—
Exhibit & show expenses	20,817	271,301
National meeting expense	—	(40,496)
Regional meeting expense	—	—
Royalty fees	51,773	973,877
Recruiting expense	9,305	29,976
Telemarketing—phone	5,378	51,788
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	15,029	617,396
Postage and freight	22,293	377,501
Bank fees/credit card charges	32,326	380,081
Computer expenses	7,475	112,127
Public company expenses	9,750	30,000
Other	158	45,570
Allocation Exp	—	6,175,000
Total Other	205,743	9,846,044

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
January 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$4,259,440	$216,036,106
Less: Returns and Allowances	—	(83)
Net Revenue	$4,259,440	$216,036,022
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,734,201	146,823,965
Gross Profit	1,525,238	69,212,058
OPERATING EXPENSES
Advertising	—	158,535
Auto and Truck Expenses	60	50,867
Bad Debts	24,637	5,179,657
Contributions
Employee Benefits Programs	23,223	3,372,864
Insider Compensation*	740,465	38,290,715
Insurance	40,755	957,317
Management Fee/Bonuses	14,650	1,885,309
Office Expense	32,358	567,791
Pension & Profit Sharing Plans
Repairs and Maintenance	7,956	730,133
Rent and Lease Expense	102,875	8,638,654
Salaries/Commission/Fees	640,734	22,045,983
Supplies	19,300	762,403
Taxes—Payroll	80,982	1,653,255
Taxes—Real Estate
Taxes—Other	7,839	724,893
Travel and Entertainment	16,342	1,196,847
Utilities	7,718	446,684
Other (attach schedule)	430,240	23,347,946
Total Operating Expenses Before Depreciation	2,190,134	110,009,852
Depreciation/Depletion/Amortization	449,969	6,750,109
Net Profit (Loss) Before Other Income & Expenses	(1,114,865)	(47,547,903)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	17,170	425,614
Interest Expense	(5,006)	(270,489)
Other Expense (attach schedule)	—	1,793,344
Net Profit (Loss) Before Reorganization Items	(1,102,701)	(45,599,434)
REORGANIZATION ITEMS
Professional Fees	93,348	14,737,751
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from sale of Equipment	—	(232,059)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	93,348	9,874,462
Income Taxes	(31,900)	(1,868,100)
Net Profit (Loss)	$(1,164,150)	$(53,605,797)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS — continuation sheet
January 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	29,771	664,868
Sample amortization	13,318	710,442
Marketing	—	11,721
Catalogs	1,954	5,559,902
Promotion and business development	—	37,501
Exhibit & show expenses	25,312	488,966
National meeting expense	—	(40,496)
Regional meeting expense	—	3,500
Royalty fees	54,074	1,224,428
Recruiting expense	9,348	30,927
Telemarketing—phone	5,580	59,205
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	52,909	3,279,193
Postage and freight	95,908	2,154,875
Bank fees/credit card charges	49,786	1,379,380
Computer expenses	17,216	700,631
Public company expenses	56,324	867,858
Other	18,739	6,028,616
Allocation Exp	—	186,429
Total Other	430,240	23,347,946

HALO Industries, Inc.
January 2003

Case #02 B 12059

Exhibit H—Balance Sheet

HALO DIP
BALANCE SHEET
January 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(446,417)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	75,725	47,810,047
Notes Receivable	—	—
Inventories	828,213	12,658,204
Prepaid Expenses	1,536,156	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	161,199,369	192,206,777
TOTAL CURRENT ASSETS	$163,193,046	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	14,344,897	16,998,197
Furniture, Fixtures and Office Equipment	4,050,058	9,717,576
Leasehold Improvements	1,178,320	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,660,347)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$5,069,868	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	228,872,829	233,583,342
TOTAL OTHER ASSETS	$228,872,829	$233,583,342
TOTAL ASSETS	397,135,744	$513,446,911

LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	6,080,218	27,060,128
Taxes Payable (refer to FORM MOR-4)	(9,383,288)	(11,489,445)
Wages Payable	578,829	8,197,012
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	2,852,010	47,213,511
TOTAL POSTPETITION LIABILITIES	$127,769	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	-
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$27,835,286	$70,981,206
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(82,417,645)	(18,714,695)
Retained Earnings—Postpetition	(1,148,518)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(8,518,434)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$369,300,457	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	397,135,744	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
January 31, 2003

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	1,500,661	—
Intercompany Receivable (Payable)	159,698,708	192,206,777
Other Current Assets	161,199,369	192,206,777
Other Assets
Intangible Assets	9,042,521	14,051,075
Officer advances	(2,336)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,549,977	(23)
CSV—Life insurance	—	1,202,742
Security deposits	382,766	287,341
Other assets—miscellaneous	(7,680)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	228,872,829	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	67,370	574,217
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	59,032	9,916,853
Customer deposit	83,699	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	105	—
Accrued expenses other	(1,781,297)	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	4,621,711	9,213,061
Term loans	—	—
Line of credit	11,934	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	(300)	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	2,852,010	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(686,432)	(290,092)
CTA—forecast category only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,518,434)	17,654,646

Events by HA-LO
BALANCE SHEET
January 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	452	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	6,807	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	1,995,040	2,336,788
TOTAL CURRENT ASSETS	$2,016,908	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—

TOTAL ASSETS	2,006,404	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$(26,969)	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$19,424	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	1,996,983	1,581,035
Retained Earnings—Postpetition	(10,003)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$1,986,980	$1,937,002

TOTAL LIABILITIES AND OWNER'S EQUITY	2,006,404	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
January 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	1,995,040	2,336,788
Other Current Assets	1,995,040	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Lee Wayne Co.
BALANCE SHEET
January 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(798,755)	(47,580)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	5,870,686	7,922,872
Notes Receivable	—	—
Inventories	507,630	1,442,802
Prepaid Expenses	1,005,057	2,661,027
Professional Retainers
Other Current Assets (attach schedule)	3,357,358	2,876,123
TOTAL CURRENT ASSETS	$9,941,977	$14,855,244
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	771,416	773,080
Furniture, Fixtures and Office Equipment	1,025,087	1,048,477
Leasehold Improvements	422,326	32,432
Vehicles	35,599	18,923
Less Accumulated Depreciation	(1,432,238)	(1,023,870)
TOTAL PROPERTY & EQUIPMENT	$822,190	$849,041
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	6,258,624	7,824,737
TOTAL OTHER ASSETS	$6,258,624	$7,824,737

TOTAL ASSETS	17,022,791	$23,529,022
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	1,233,113	7,200,545
Taxes Payable (refer to FORM MOR-4)	420,849	2,237,016
Wages Payable	432,660	943,452
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	806,815	3,354,202
TOTAL POSTPETITION LIABILITIES	$2,893,437	$13,735,215
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	7,186,358	—
TOTAL PRE-PETITION LIABILITIES	$7,186,358	$—
TOTAL LIABILITIES	$10,079,794	$13,735,215
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	6,991,016	9,345,287
Retained Earnings—Postpetition	(48,019)	448,520
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$6,942,996	$9,793,807

TOTAL LIABILITIES AND OWNER'S EQUITY	17,022,791	$23,529,022

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
BALANCE SHEET — continuation sheet
January 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	3,357,358	2,876,123
Other Current Assets	3,357,358	2,876,123
Other Assets
Intangible Assets	6,241,658	7,808,121
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	16,966	16,616
Other assets—miscellaneous	—	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	6,258,624	7,824,737
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	251,317	2,165,271
Accounts payable—rebates receivable	—	—
Accounts payable—manual	282,987	346,634
Customer deposit	104,169	145,207
Accrued interest	708	708
Accrued WIP costs	—	—
Accrued expenses other	108,896	247,482
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	111,046
Term loans	—	(0)
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	35,913	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	806,815	3,354,202
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Chapter 11
BALANCE SHEET
January 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,378,494)	1,099,951
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	5,945,056	55,773,499
Notes Receivable	—	—
Inventories	1,335,843	14,101,006
Prepaid Expenses	2,647,092	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	93,412,942	131,258,108
TOTAL CURRENT ASSETS	$101,962,439	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	15,116,312	19,011,257
Furniture, Fixtures and Office Equipment	5,075,145	10,365,612
Leasehold Improvements	1,600,646	4,185,879
Vehicles	52,065	96,131
Less Accumulated Depreciation	(16,092,585)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$5,892,058	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	19,947,628	26,224,254
TOTAL OTHER ASSETS	$19,947,628	$26,224,254

TOTAL ASSETS	127,802,125	$258,955,661
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	7,313,330	36,407,579
Taxes Payable (refer to FORM MOR-4)	(8,967,958)	(9,257,948)
Wages Payable	1,090,170	9,400,073
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	20,182,709	67,349,786
TOTAL POSTPETITION LIABILITIES	$19,618,252	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	37,043,253	—
TOTAL PRE-PETITION LIABILITIES	$37,043,253	$—
TOTAL LIABILITIES	$56,661,505	$103,899,490
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(380,561,880)	(63,637,469)
Retained Earnings—Postpetition	(1,164,150)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	(8,518,405)	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$71,140,620	$155,056,168

TOTAL LIABILITIES AND OWNER'S EQUITY	127,802,125	$258,955,658

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
BALANCE SHEET — continuation sheet
January 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	1,500,661	—
Intercompany Receivable (Payable)	91,912,281	131,258,108
Other Current Assets	93,412,942	131,258,108
Other Assets
Intangible Assets	15,284,179	21,859,196
Officer advances	(2,336)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,549,977	(23)
CSV—Life insurance	—	1,202,742
Security deposits	399,732	303,957
Other assets—miscellaneous	(7,680)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	(0)	72,940
Other Assets	19,947,628	26,224,254
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable—unvouchered receipts	318,687	2,739,488
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	342,019	10,263,487
Customer deposit	187,868	5,028,202
Accrued interest	708	5,449
Accrued WIP costs	105	—
Accrued expenses other	(1,196,053)	7,369,510
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	17,712,886	22,415,283
Term loans	1,489,929	1,492,269
Line of credit	11,934	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	(300)	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	35,913	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	20,182,709	67,349,786
Adjustments to Owner Equity
Unamortized compensation—SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(686,403)	(334,621)
CTA—forecast category only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,518,405)	17,610,117

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
January, 2003 M.YTD
(Unaudited)

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	(446,869)	0	452	(446,417)
Short-term investments	1,500,661			1,500,661
Receivables:
Trade receivables	(463,074)	(470,976)	6,807	(927,243)
Other receivables	1,002,968			1,002,968
Intercompany receivables	157,703,668	0	1,995,040	159,698,708
Inventory	828,213	0		828,213
Prepaid expenses and deposits	1,497,529	24,018	14,609	1,536,156
Current Assets	161,623,096	(446,958)	2,016,908	163,193,046
PROPERTY AND EQUIPMENT
Property and equipment	19,730,216	0		19,730,216
Accumulated Deprec Property & equipment	(14,660,347)	0		(14,660,347)
Total Property & Equipment, Net	5,069,868	0		5,069,868
Intangible assets, net	9,042,521			9,042,521
Other	219,840,813		(10,504)	219,830,309
Total Other assets	228,883,333		(10,504)	228,872,829
Total Assets	395,576,298	(446,958)	2,006,404	397,135,744
LIABILITIES CURRENT LIABILITIES
Accts Payable—Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable—Post	5,491,879	(476,266)	(26,969)	4,988,645
Accrued Expenses:
Accrued commissions and wages	578,829		(0)	578,829
Accrued other expenses	(10,196,492)	4,289	0	(10,192,203)
Customer deposits	83,552	147	0	83,699
Due to Related Parties	15,000			15,000
Reserve for Restructuring	4,621,711			4,621,711
Total current liabilities	26,872,438	911,336	19,424	27,803,198
Long-Term Debt	11,934			11,934
Other Liabilities	20,155		0	20,155
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	412,724,364			412,724,364
Unamortized compensation	26,110,825			26,110,825
Cumulative translation account	(686,432)	0		(686,432)
Retained Earnings—Ending	(114,517,841)	(4,978,129)	1,986,980	(117,508,989)
Liabilities and shareholders' equity	399,196,133	(4,066,793)	2,006,404	397,135,744

QuickLinks

  Exhibit 99
January 2003 Cash Flow Statement
January 2003 Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors
January 2003 Tax Questionnaire and Related Tax Statements
January 2003 Profit and Loss Statement
January 2003 Balance Sheet